SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2004

                                PRIME AIR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   333-2824                   Not  Applicable
--------------------------------  -------------             --------------------
(State or other jurisdiction  of   (Commission                (I.R.S. Employer
incorporation  or  organization)  File  Number)             Identification  No.)


Suite 601 - 938 Howe Street, Vancouver, British Columbia, V6Z 1N9; (604)684-5700
--------------------------------------------------------------------------------
          (Address and telephone number of principal executive offices)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On June 7, 2004, Christopher Benson was elected to Prime Air, Inc.'s Board of Directors. Mr. Benson replaces Nigel Horsley as a director who resigned the same date.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June  14,  2004                   PRIME  AIR,  INC.

                                           By:/s/  Blaine  Haug
                                              -----------------
                                           Blaine  Haug
                                           Chairman of the Board and Chief
                                           Executive Officer
                                           (Principal Executive and Principal
                                           Financial  and  Accounting  Officer)


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